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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 31, 2007
                                                  ------------------------------
                      Banc of America Funding 2007-A Trust
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             (Exact Name of Issuing Entity as Specified in Charter)

                       Banc of America Funding Corporation
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                (Exact Name of Depositor as Specified in Charter)

                      Bank of America, National Association
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                 (Exact Name of Sponsor as Specified in Charter)

             New York                  333-130536-16              56-139-0085
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(State or Other Jurisdiction of  (Commission File Number    (I.R.S. Employer
Incorporation of Issuing Entity)  of Issuing Entity)      Identification No. of
                                                               Depositor)

214 North Tryon Street, Charlotte, North Carolina                 28255
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(Address of Principal Executive Offices)                         (Zip Code)


Depositor's telephone number, including area code             (704) 386-2400
                                                 -------------------------------

                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
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[ ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated January 31, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer and as securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-A (the "Certificates"), issued on January 31, 2007, including the (i) Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (the "Public Certificates"), having an aggregate initial class balance of $716,215,000 and (ii) the Class CE and Class R Certificates (the "Private Certificates").

     The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated January 30, 2007 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     On January 31, 2007, the Private Certificates were transferred to the sponsor in a transaction exempt from registration under the Securities Act of 1933, as amended. The Private Certificates constituted part of the purchase price for the mortgage loans.

     The mortgage loans underlying the Certificates (i) were originated by Bank of America, National Association ("BANA") or were acquired by BANA from another originator pursuant to an underlying sale agreement and are serviced by BANA pursuant to the servicing agreement, dated January 30, 2007, between the Company and BANA, a copy of which is attached as Exhibit 10.1 or (ii) were acquired by BANA from various originators and are serviced by such originators pursuant to various underlying sale and servicing agreements. Copies of the material underlying sale and servicing agreements with respect to the originators other than BANA that originated 20% or more of the aggregate unpaid principal balance of any loan group as of the cut-off date are attached as Exhibits 10.2 and 10.3

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated January 30, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

     Wells Fargo, as supplemental interest trust trustee, on behalf of the Banc of America Funding 2007-A Supplemental Interest Trust, entered into an interest rate swap agreement (the "Interest Rate Swap Agreement") and two interest rate cap agreements (the "Interest Rate Cap Agreements") with The Bank of New York, as counterparty, for the benefit of the holders of certain classes of Offered Certificates. Draft copies of the Interest Rate Swap Agreement and the Interest Rate Cap Agreements are attached as Exhibits 10.4 and 10.5, respectively, and final execution copies of the Interest Rate Swap Agreement and the Interest Rate Cap Agreements will be filed as a Form 8K/A when available.


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Item 9.01 Financial Statements and Exhibits

     (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          1.1 Underwriting Agreement, dated January 30, 2007, between Banc of America Funding Corporation and Banc of America Securities LLC (including exhibits).

          4.1 Pooling and Servicing Agreement, dated January 31, 2007, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).

          4.2 Mortgage Loan Purchase Agreement, dated January 31, 2007, between Banc of America Funding Corporation and Bank of America, National Association (including exhibits).

          10.1 Servicing  Agreement,  dated  January 31,  2007,  between Banc of
               America  Funding  Corporation  and  Bank  of  America,   National
               Association (including exhibits).

          10.2 Assignment, Assumption and Recognition Agreement, dated January 30, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.

          10.3 (A) Master Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between Bank of America, National Association (as successor in interest to Banc of America Mortgage Capital Corporation) and National City Mortgage Co.

               (B) Amendment No. 1, dated as of July 1, 2004, by and among Banc of America Mortgage Capital Corporation, National City Mortgage Co. and Bank of America, National Association.

               (C) Master Assignment, Assumption and Recognition Agreement, dated July 1, 2004, by and among of Banc of America Mortgage Capital Corporation, National City Mortgage Co., Bank of America, National Association and Wachovia Bank, National Association.

               (D)  Amendment No. 2, dated as of October 1, 2004, by and between
               National  City  Mortgage  Co.  and  Bank  of  America,   National
               Association.

               (E)  Amendment No. 3, dated as of August 11, 2005, by and between
               National  City  Mortgage  Co.  and  Bank  of  America,   National
               Association.
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               (F)  Regulation  AB  Compliance  Addendum to the Master  Seller's
               Warranties and Servicing Agreement, dated as of January 1, 2006, by and between Bank of America, National Association and National City Mortgage Co.

               (G) Assignment, Assumption and Recognition Agreement, dated January 31, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and National City Mortgage Co.

          10.4 Draft of the Interest Rate Swap Agreement, dated as of January 31, 2007, between Wells Fargo Bank, N.A. and The Bank of New York.

          10.5 Drafts of the Interest Rate Cap Agreements, dated as of January 31, 2007, between Wells Fargo Bank, N.A. and The Bank of New York.



                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:      /s/ Scott Evans
                                               ---------------------------------

                                            Name: Scott Evans

                                            Title:   Senior Vice President



Date:  January 31, 2007


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                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX
                                                                    Paper (P) or
Exhibit No.              Exhibit Description                      Electronic (E)

1.1      Underwriting Agreement, dated January 30, 2007, between              E
         Banc of America Funding Corporation and Banc of America
         Securities LLC (including exhibits).
4.1      Pooling and Servicing Agreement, dated January 31, 2007,             E
         by and among Banc of America Funding Corporation, Wells
         Fargo Bank, N.A. and U.S. Bank National Association
         (including exhibits).
4.2      Mortgage Loan Purchase Agreement, dated January 31, 2007,            E
         between Banc of America Funding Corporation and Bank of
         America, National Association (including exhibits).
10.1     Servicing Agreement, dated January 31, 2007, between Banc            E
         of America Funding Corporation and Bank of America,
         National Association (including exhibits).
10.2     Assignment, Assumption and Recognition Agreement, dated              E
         January 30, 2007, among Bank of America, National
         Association, Banc of America Funding Corporation, U.S.
         Bank National Association, Countrywide Home Loans, Inc.
         and Countrywide Home Loans Servicing LP.
10.3(A)  Master Seller's Warranties and Servicing Agreement, dated            E
         as of September 1, 2003, by and between Bank of America,
         National Association (as successor in interest to Banc of
         America Mortgage Capital Corporation) and National City
         Mortgage Co.
10.3(B)  Amendment No. 1, dated as of July 1, 2004, by and among              E
         Banc of America Mortgage Capital Corporation, National
         City Mortgage Co. and Bank of America, National
         Association.
10.3(C)  Master Assignment, Assumption and Recognition Agreement,             E
         dated July 1, 2004, by and among of Banc of America
         Mortgage Capital Corporation, National City Mortgage Co.,

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         Bank of America, National Association and Wachovia Bank,
         National Association.
10.3(D)  Amendment No. 2, dated as of October 1, 2004, by and                 E
         between National City Mortgage Co. and Bank of America,
         National Association.
10.3(E)  Amendment No. 3, dated as of August  11, 2005, by and                E
         between National City Mortgage Co. and Bank of America,
         National Association.
10.3(F)  Regulation AB Compliance Addendum to the Master Seller's             E
         Warranties and Servicing Agreement, dated as of January
         1, 2006, by and between Bank of America, National
         Association and National City Mortgage Co.
10.3(G)  Assignment, Assumption and Recognition Agreement, dated              E
         January 31, 2007, among Bank of America, National
         Association, Banc of America Funding Corporation, U.S.
         Bank National Association and National City Mortgage Co.
10.4     Draft of the Interest Rate Swap Agreement, dated as of               E
         January 31, 2007, between Wells Fargo Bank, N.A. and The
         Bank of New York.
10.5     Drafts of the Interest Rate Cap Agreements, dated as of              E
         January 31, 2007, between Wells Fargo Bank, N.A. and The
         Bank of New York.